June 30, 2025 Aritinercept (AUR200) A Dual BAFF/APRIL Inhibitor for the Potential Treatment of Autoimmune Diseases Results from a Phase 1 Study

Forward-Looking Statements This presentation contains forward-looking information within the meaning of applicable Canadian securities law and forward-looking statements within the meaning of applicable U.S. securities law. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation and involve substantial risks and uncertainties that could cause the actual outcomes to differ materially from what we currently expect. These risks and uncertainties include, but are not limited to, those associated with the development of aritinercept and other risks and uncertainties identified in our filings with the U.S. Securities and Exchange Commission. Forward-looking statements in this presentation apply only as of the date made, and we undertake no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Additional information related to Aurinia, including a detailed list of risks and uncertainties affecting Aurinia and its business, can be found in Aurinia’s most recent Annual Report on Form 10-K and its other public available filings available by accessing the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (SEDAR) website at www.sedarplus.ca or the U.S. Securities and Exchange Commission’s Electronic Document Gathering and Retrieval System (EDGAR) website at www.sec.gov/edgar, and on Aurinia’s website at www.auriniapharma.com. 2

Aritinercept (AUR200) Is a Dual BAFF/APRIL Inhibitor

- Aritinercept contains a BCMA-engineered extracellular binding domain optimized for superior affinity to BAFF and APRIL (others use TACI-engineered extracellular binding domain)
  - BCMA has a stronger natural affinity for APRIL than TACI [a]
- Aritinercept contains an IgG4 Fc domain with no appreciable effector function (others use IgG1 Fc domain)
  - IgG4 is considered the least inflammatory across the IgG subclasses, in part because it poorly activates the complement system [b]


BAFF
APRIL
Engineered extracellular domain of BCMA receptor
Fc domain of IgG4
Aritinercept

[a] Mathur et al., J Clin Med 2023
[b] Oskam et al., Front Immun 2023

BAFF=B cell-activating factor; APRIL=a proliferation-inducing ligand; BCMA=B cell maturation antigen; TACI=transmembrane activator and CAML interactor; Fc=fragment crystallizable region; IgG4=immunoglobulin G4

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Role of BAFF and APRIL • BAFF and APRIL are important cytokines that regulate B cell survival and differentiation, whose targets are expressed on B cells at different stages of B cell development a • Targeting both BAFF and APRIL depletes a broader set of B cells, including plasma cells, than targeting a single cytokine • Aritinercept may prevent the activation of autoreactive B cells and reduce their numbers and associated immunoglobulins (antibodies) in the body, thereby reducing important drivers of B cell-mediated autoimmune diseases B Cell Maturation b APRIL Dependency BAFF Dependency a Mathur et al., J Clin Med 2023 b Schrezenmeier et al., J Am Soc Nephrol 2018 4

Aritinercept Is a High Affinity Dual BAFF/APRIL Inhibitor a Aritinercept has high binding affinity for both BAFF and APRIL as compared to the competitor dual BAFF/APRIL inhibitors Drug (Sponsor) BAFF APRIL Kd (pM) Compared to Aritinercept Kd (pM) Compared to Aritinercept Aritinercept (Aurinia) 117 N/A 25 N/A Atacicept (Vera) 919 7.9x 67 2.7x Telitacicept (RemeGen) 616 5.3x 82 3.3x a Morales et al., ACR Convergence 2022 5

Aritinercept Potently Inhibits BAFF- and APRIL-Mediated B Cell Proliferation [a]



B Cell Proliferation in the Presence of BAFF
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B Cell Proliferation in the Presence of APRIL
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Drug (Sponsor)	BAFF		APRIL	
	IC_{50} (nM)	Compared to Aritinercept	IC_{50} (nM)	Compared to Aritinercept
Aritinercept (Aurinia)	0.02	N/A	0.37	N/A
Atacicept (Vera)	0.38	19.0x	2.15	5.8x
Telitacicept (RemeGen)	1.05	52.5x	4.14	11.2x

Aritinercept potently inhibits both BAFF- and APRIL-mediated B cell proliferation as compared to the competitor dual BAFF/APRIL inhibitors

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[a] Morales et al., ACR Convergence 2022

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Vehicle 5 mg/kg 20 mg/kg 80 mg/kg Aritinercept Reduced Immunoglobulins in Non-Human Primates a After 4 weekly doses, IgA, IgM and IgG were lowered by up to 76%, 67% and 43% respectively Aritinercept was well-tolerated with no adverse findings at any of the doses tested a Morales et al., ACR Convergence 2022 7 Dosing Study Day Mean IgG reductions of up to 43% IgA IgM IgG 20% 0% -20% -40% -60% -80% -100% 0 7 14 21 28 35 42 49 56 0 7 14 21 28 35 42 49 56 20% 0% -20% -40% -60% -80% -100% DosingDosing 0 7 14 21 28 35 42 49 56 20% 0% -20% -40% -60% -80% -100% Study Day Mean IgA reductions of up to 76% M e a n C h a n g e f ro m B a s e li n e Mean IgM reductions of up to 67% Study Day

Aritinercept SAD Study Design Placebo n=2 5 mg SC n=6 Screening Dose Level 1 (n=8 Healthy Subjects) Screening (up to 5 weeks), In-Clinic Phase (1 week) and Out-Patient Visits (13 weeks) 8 Placebo n=2 25 mg SC n=6 Screening Dose Level 2 (n=8 Healthy Subjects) Placebo n=2 75 mg SC n=6 Screening Dose Level 3 (n=8 Healthy Subjects) Placebo n=5 150 mg SC n=16 Screening Dose Level 4 (n=21 Healthy Subjects) Placebo n=2 225 mg SC n=6 Screening Dose Level 5 (n=8 Healthy Subjects) Placebo n=2 300 mg SC n=6 Screening Dose Level 6 (n=8 Healthy Subjects) SC=subcutaneous

Safety Summary • Aritinercept was well tolerated at all dose levels tested • No treatment-related Grade ≥3 adverse events a • No treatment-related serious adverse events (SAEs) a • No discontinuations due to treatment-related adverse events • Adverse events that occurred in more than one subject included: – Injection site reactions b (24% aritinercept, 13% placebo) o All injection site reactions were Grade 1 – Headache (11% aritinercept, 7% placebo) – Upper respiratory tract infection (7% aritinercept, 0% placebo) – Back pain (4% aritinercept, 0% placebo) a There was one Grade ≥3 adverse event and one SAE (same event) of concussion due to motor vehicle accident reported as not treatment related b Injection site reaction includes bruising, erythema, induration, pain, pruritus, swelling and tenderness 9

Pharmacokinetics Summary 10 a Geometric mean A half-life of 6-8 days after a single dose in the target dose range was observed 0 5 10 15 20 25 30 0 7 14 21 28 A ri ti n e rc e p t S e ru m C o n c e n tr a ti o n a (μ g /m L ) Study Day 25 mg SC 75 mg SC 150 mg SC 225 mg SC 300 mg SC

0 7 14 21 28 Study Day 20% 0% -20% -40% -60% 20% 0% -20% -40% -60% 0 7 14 21 28 M e a n C h a n g e f ro m B a s e li n e Study Day 20% 0% -20% -40% -60% 0 7 14 21 28 Study Day Single Doses of Aritinercept Led to Robust and Long-Lasting Reductions in Immunoglobulins in Humans 11 Pharmacodynamic effects are supportive of once-monthly dosing IgA IgM IgG Mean IgA reductions of up to 48% Mean IgM reductions of up to 55% Mean IgG reductions of up to 20%

20% 0% -20% -40% -60% Effect of a Single Dose of BAFF/APRIL Inhibitors on IgA 12 a The figure and table above represent cross-trial comparisons of SAD studies. No head-to-head clinical studies have been conducted. Adapted from Davies et al., Clin Trans Sci 2024 (povetacicept); Willen et al., Eur J Drug Metab Ph 2020 (atacicept); Xie et al., Clin Pharm Drug Dev 2022 (telitacicept); Zhang et al., Clin Pharm Drug Dev 2023 (sibeprenlimab). Dose levels for povetacicept, sibeprenlimab, atacicept and telitacicept represent dose levels selected by respective sponsors for Phase 3 development. Reductions in IgA a Drug (Sponsor) Mean % Change from Baseline in IgA at Day 28 a Aritinercept (Aurinia) -48% Povetacicept (Vertex) -43% Sibeprenlimab (Otsuka) -41% Atacicept (Vera) -10% Telitacicept (RemeGen) 7%0 7 14 21 28 Study Day Aritinercept (225 mg SC) Povetacicept (80 mg SC) Sibeprenlimab (400 mg SC) Atacicept (150 mg SC) Telitacicept (240 mg SC) M e a n C h a n g e f ro m B a s e li n e

Effect of a Single Dose of BAFF/APRIL Inhibitors on IgM 13 Reductions in IgM a 0 7 14 21 28 Study Day Aritinercept (225 mg SC) Povetacicept (80 mg SC) Sibeprenlimab (400 mg SC) Atacicept (150 mg SC) Telitacicept (240 mg SC) 20% 0% -20% -40% -60% Drug (Sponsor) Mean % Change from Baseline in IgM at Day 28 a Aritinercept (Aurinia) -55% Povetacicept (Vertex) -52% Sibeprenlimab (Otsuka) -39% Atacicept (Vera) -17% Telitacicept (RemeGen) 6% a The figure and table above represent cross-trial comparisons of SAD studies. No head-to-head clinical studies have been conducted. Adapted from Davies et al., Clin Trans Sci 2024 (povetacicept); Willen et al., Eur J Drug Metab Ph 2020 (atacicept); Xie et al., Clin Pharm Drug Dev 2022 (telitacicept); Zhang et al., Clin Pharm Drug Dev 2023 (sibeprenlimab). Dose levels for povetacicept, sibeprenlimab, atacicept and telitacicept represent dose levels selected by respective sponsors for Phase 3 development. M e a n C h a n g e f ro m B a s e li n e

Effect of a Single Dose of BAFF/APRIL Inhibitors on IgG 14 b There was no apparent reduction in serum IgG levels following single-dose atacicept at any of the tested doses Reductions in IgG a 0 7 14 21 28 Study Day Aritinercept (225 mg SC) Povetacicept (80 mg SC) Sibeprenlimab (400 mg SC) Telitacicept (240 mg SC) 20% 0% -20% -40% -60% Drug (Sponsor) Mean % Change from Baseline in IgG at Day 28 a Aritinercept (Aurinia) -20% Povetacicept (Vertex) -19% Sibeprenlimab (Otsuka) -13% Atacicept (Vera) N/A b Telitacicept (RemeGen) 7% a The figure and table above represent cross-trial comparisons of SAD studies. No head-to-head clinical studies have been conducted. Adapted from Davies et al., Clin Trans Sci 2024 (povetacicept); Willen et al., Eur J Drug Metab Ph 2020 (atacicept); Xie et al., Clin Pharm Drug Dev 2022 (telitacicept); Zhang et al., Clin Pharm Drug Dev 2023 (sibeprenlimab). Dose levels for povetacicept, sibeprenlimab, atacicept and telitacicept represent dose levels selected by respective sponsors for Phase 3 development. M e a n C h a n g e f ro m B a s e li n e

Summary and Next Steps • Aritinercept was well tolerated at all dose levels tested • Single doses of aritinercept led to robust and long-lasting reductions in immunoglobulins supportive of once-monthly dosing • Aurinia plans to initiate clinical studies of aritinercept in at least two autoimmune diseases in the second half of 2025 15

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